                                                               February 14, 1997

Dear Shareholder:

     In the December quarter of 1996, The First Philippine Fund's net asset value (NAV) stood at $18.85 per share. Adjusting for fiscal year 1996 dividends of $1.50 per share, the Fund's NAV grew by 1.74% in the quarter, outperforming the benchmark Philippine Stock Exchange composite index (Phisix) which declined by 0.11% in US-dollar terms. From July 1 to December 31, 1996, both the Fund's NAV and the Phisix have declined, by 3.83% and 3.53%, respectively. However, from July 1, 1996 to the present, the Fund's 1997 fiscal year-to-date, the Fund's NAV has risen by 2.24% while the Phisix has gained only 0.90%.

     The Fund's share price closed at $15.125 at the end of the quarter, representing a discount of 19.76% to NAV. Adjusting for the dividend, the Fund's stock price provided a return of 1.53% for the quarter. Since the Fund's inception, the Fund's NAV has continued to outperform the Phisix. The Fund has appreciated by 164.71% (adjusted for dividends and the effect of the rights offering in 1995) versus the Phisix's appreciation of 96.73%.

     We are also pleased to inform you that Lipper Analytical Services, Inc. has once again recognized the Fund's performance by awarding The First Philippine Fund with the number one ranking among Pacific Region closed-end equity funds over the five year period ending December 31, 1996.

STOCK MARKET CONSOLIDATES

     The Philippine stock market showed some measure of volatility in the quarter, dropping 6.6% (in US-dollar terms) in October, but recovering thereafter to end the quarter nearly flat, down only 0.11%.

     The October decline came on the back of a shifting out of foreign funds from the Philippines to bull markets in Hong Kong and the United States. In addition, concerns over the possible overvaluation of the Philippine property sector were raised. The market bounced back in early November with good news on economic growth, declining inflation and the re-election of US President Clinton. For the rest of the quarter, the market drifted sideways as a lack of additional news and foreign participation slowed trades. The Asia Pacific Economic Cooperation (APEC) summit held in Manila and the introduction of a revised, broader composite index failed to rouse the Philippine bourse.

     The First Philippine Fund outperformed the market in the quarter by 1.86%. The Fund was propelled by its increased positioning in the food and beverages sector during the prior quarter. The sector, which underperformed the market all year, staged a strong recovery, growing 29.9% in the quarter, as declining raw materials prices were seen to boost earnings. Banks and financial services, a sector where the Fund remains overweighted relative to the Phisix, likewise did well, growing 6.7% in the quarter. On the other hand, the property sector, the largest sector on the Phisix, declined 3.3%.

BULLISH OUTLOOK REMAINS FOR 1997

     The country's solid economic fundamentals and favorable corporate prospects underpin our optimistic outlook for the next semester. GDP growth will continue to accelerate in 1997, unlike other slowing Asian nations. Market valuations remain attractive against corporate earnings growth rates which, at around 28%, are among the highest in Asia. Inflation has continued its decline since peaking at 11.8% in March to a more recent 5.1% in December 1996. Interest rates are following suit. The

Comprehensive Tax Reform Program should be completed within the year, and there is an excellent chance that the country's credit rating will be upgraded. While a widening trade deficit is a concern, imports are still mainly composed of capital items expected to enhance production. These fundamentals should help sustain buying interest in the Philippines in 1997.

     The Fund continues to favor the banking sector. The sector stands to benefit from cuts in reserve rate requirements which will lower costs, widen margins and boost loan demand. Construction and engineering companies should also benefit from the commencement of large infrastructure projects, such as the Metro Rail Transit, the Skyway project and the development of corporate cities. A growing export sector and increased international trade provide excellent prospects for the port services sector. However, concerns of a glut in office space and high-rise luxury developments will continue to hound the property sector in 1997.

     On behalf of The First Philippine Fund, I wish to thank you for your continued confidence in the Fund and for sharing our views on the favorable investment climate in the Philippines. With your support, we have been able to ensure that the Fund remains a broad and diverse, value-enhancing basket of only the best companies the Philippines has to offer.

                                               Sincerely yours,

                                          LOGO

                                               Lilia C. Clemente

THE FIRST PHILIPPINE FUND INC.

SCHEDULE OF INVESTMENTS

December 31, 1996
(Unaudited)

                                                                   Number of
                                                                    Shares             Value
------------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES (97.0%)
------------------------------------------------------------------------------------------------
COMMON STOCK (90.2%)
Banking (17.2%)
  Bankard, Inc. (c)                                                  6,470,000      $  2,313,087
  Bank of Philippine Islands                                           952,000         5,756,970
  Far East Bank and Trust Company                                       83,370           332,935
  Metro Bank & Trust Company                                           585,413        14,472,222
  Philippine Commercial International Bank                             507,138         6,654,342
  Philippine Savings Bank (c)                                        3,048,355         7,304,087
  Security Bank Corp. (c)                                              448,560           776,232
  Union Bank of Philippines (c)                                      1,200,000         1,255,087
  PCI Leasing & Finance (b)(c)                                         100,000            26,433
------------------------------------------------------------------------------------------------
                                                                                      38,891,395
------------------------------------------------------------------------------------------------
Conglomerates (17.0%)
  Aboitiz Equity Ventures, Inc. (c)                                 23,813,920         2,400,140
  Alsons Consolidated Resources (c)                                 55,000,000         4,560,149
  Ayala Corp. -- A                                                  19,967,646        16,707,421
  Benpres Holdings GDR (b)(c)(g)                                       742,491         5,568,683
  First Philippine Holdings -- A                                     2,056,320         2,619,964
  Guoco Holdings (Phils), Inc.                                       4,360,000           812,536
  Metro Pacific Corporation                                         20,718,097         5,121,805
  Uniwide Holdings, Inc. (c)(e)                                      3,587,000           709,406
------------------------------------------------------------------------------------------------
                                                                                      38,500,104
------------------------------------------------------------------------------------------------
Construction/Engineering (5.8%)
  Bacnotan Consolidated Industries                                     703,199         2,300,046
  Davao Union Cement -- A (b)                                       15,266,608         3,193,487
  DMCI Holdings Inc. (c)                                             3,877,000         2,543,576
  EEI Corp.                                                         30,000,000         1,985,319
  HI Cement Corp. (e)                                                  930,000           307,724
  Seacem Holdings (c)                                               25,440,000         2,951,052
------------------------------------------------------------------------------------------------
                                                                                      13,281,204
------------------------------------------------------------------------------------------------
Electronics (1.4%)
  Ionics Circuits, Inc. (c)                                            120,000            85,574
  Matsushita Electric Philippines (b)                                5,340,935         2,880,150
  Solid Group, Inc. (c)                                              4,150,000           852,318
------------------------------------------------------------------------------------------------
                                                                                       3,218,042
------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                   Number of
            COMMON STOCK (CONTINUED)                                Shares             Value
------------------------------------------------------------------------------------------------
Food and Beverage (13.0%)
  Alaska Milk Corp. (c)                                             10,708,000      $  1,384,673
  La Tondena Distillers, Inc. (e)                                    2,071,800         5,121,781
  San Miguel Corp. -- A                                              9,835,351        20,760,734
  Selecta Dairy Products, Inc. (c)                                   2,500,000           201,575
  Universal Robina                                                   3,702,000         2,076,769
------------------------------------------------------------------------------------------------
                                                                                      29,545,532
------------------------------------------------------------------------------------------------
Mining (0.4%)
  Manila Mining Corp. -- A (c)                                     561,000,000           490,739
  United Paragon Mining Corp. (c)                                1,320,000,000           401,628
------------------------------------------------------------------------------------------------
                                                                                         892,367
------------------------------------------------------------------------------------------------
Oil (0.1%)
  Basic Petroleum and Mining -- A (c)                              361,849,988           137,622
  Basic Petroleum and Mining -- B (c)                              194,166,659            73,847
  Philodrill Corp. -- A (c)                                         44,334,545            15,176
  Philodrill Corp. -- B (c)                                         39,436,363            13,499
------------------------------------------------------------------------------------------------
                                                                                         240,144
------------------------------------------------------------------------------------------------
Port Operations (1.8%)
  Asian Terminals, Inc.                                             20,474,000         3,698,760
  Keppel Philippines Holdings -- A (b)(c)                            6,019,785           472,210
------------------------------------------------------------------------------------------------
                                                                                       4,170,970
------------------------------------------------------------------------------------------------
Real Estate Development (22.6%)
  Ayala Land, Inc. -- B                                             19,734,217        22,516,506
  Belle Corporation (c)                                             14,100,008         3,914,732
  C & P Homes, Inc.                                                  8,616,750         4,424,224
  Empire East Land Holdings (c)(e)                                   1,081,000           493,363
  Fil-Estate Land, Inc.                                              2,880,000         2,519,302
  Filinvest Development Corp.                                        2,000,000           593,314
  Filinvest Land, Inc.(c)                                           18,187,500         5,672,137
  Primetown Properties Corp. (c)                                     3,375,000           705,986
  Pryce Properties Corp. (c)                                        35,000,000         2,529,190
  Robinson's Land -- B (c)                                          19,000,000         3,251,816
  SM Prime Holdings, Inc.                                           14,400,000         3,724,185
  Universal Rightfield Property (c)                                  6,100,000           800,403
------------------------------------------------------------------------------------------------
                                                                                      51,145,158
------------------------------------------------------------------------------------------------
Telecommunications (4.1%)
  Digital Telecommunications (b)(c)                                 11,250,000           499,182
  Globe Telecom (c)                                                  2,340,398         1,246,171
  Philippine Long Distance Telephone ADR (f)                           127,510         6,503,010
  Pilipino Telephone Corp. (c)(e)                                    1,217,500         1,030,288
------------------------------------------------------------------------------------------------
                                                                                       9,278,651
------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                   Number of
            COMMON STOCK (CONTINUED)                                Shares             Value
------------------------------------------------------------------------------------------------
Utilities (6.8%)
  Manila Electric Co. -- A                                           2,101,701      $  9,991,731
  Petron Corp.                                                      15,725,000         5,322,805
------------------------------------------------------------------------------------------------
                                                                                      15,314,536
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $120,690,345)                                                             204,478,103
------------------------------------------------------------------------------------------------
ENTITLEMENTS (0.0%)
  Banking
     Far East Bank and Trust Company (h)
     (Cost $0)                                                         166,760                 0
------------------------------------------------------------------------------------------------

                                                                      Par
                                                   Maturity          (000)
------------------------------------------------------------------------------------------------
BONDS (2.7%)
  Bacnotan Consolidated Ind. Convertible Bond
     5.50% (e)                                     06/21/04      $       1,750         1,540,000
  International Container Terminal Services Inc.
     6.0%                                          02/19/00              2,500         3,375,000
  JG Summit Convertible Bond "Restricted" 3.5%
     (e)                                           12/23/03              1,500         1,282,500
------------------------------------------------------------------------------------------------
TOTAL BONDS
     (Cost $5,880,507)                                                                 6,197,500
------------------------------------------------------------------------------------------------
CALL ACCOUNTS (4.1%)
  Philippine Peso (d)
     (Cost $9,276,662)                                                                 9,275,581
------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES                                                          219,951,184
------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                      Par
       SCHEDULE OF INVESTMENTS (CONTINUED)         Maturity          (000)             Value
------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (3.0%)
------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (3.0%)
  American Express 6.75253%
     (Cost $6,804,000)                             01/02/97      $       6,804      $  6,804,000
------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                         6,804,000
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
     (Cost $142,651,514) (a)                                                        $226,755,184
                                                                                    ============

(a)  Aggregate cost is the same for Federal income tax purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
       Excess of market value over tax cost                                        $93,458,721
       Excess of tax cost over market value                                         (9,355,051)
                                                                                   -----------
                                                                                   $84,103,670
                                                                                   ===========
(b)  At fair value as determined by the Board of Directors.
(c)  Non-income producing security.
(d)  Daily interest is being accrued at a rate of 4% of the outstanding balance.
(e)  Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(f)  ADR -- American Depository Receipt.
(g)  GDR -- Global Depository Receipt.
(h)  Entitlements represent the right to subscribe to additional shares of the respective company's common stock.

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)                                                               December 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (Cost $133,374,852).......................................................................   $ 217,479,603
Cash (including Philippine pesos of $9,275,581 with a cost of $9,276,662)......................................       9,276,441
Dividends receivable...........................................................................................         324,144
Interest receivable............................................................................................         108,695
Receivable for investments sold................................................................................       2,954,216
Prepaid insurance..............................................................................................           5,501
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS...................................................................................................     230,148,600
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased..............................................................................         832,790
Accrued expenses payable.......................................................................................         887,840
Dividend payable...............................................................................................      16,837,500
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES..............................................................................................      18,558,130
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   (applicable to 11,225,000 common shares outstanding)........................................................   $ 211,590,470
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
   ($211,590,470 / 11,225,000).................................................................................   $       18.85
-------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
 Capital stock.................................................................................................   $     112,250
 Paid-in capital...............................................................................................     127,898,826
 Accumulated net investment loss...............................................................................      (1,311,914)
 Accumulated net realized gain on investments..................................................................         787,425
 Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and
   liabilities denominated in foreign currency.................................................................      84,103,883
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS.....................................................................................................   $ 211,590,470
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                For the Six
                                                                                                                Months Ended
STATEMENT OF OPERATIONS (Unaudited)                                                                          December 31, 1996
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest (net of taxes withheld $8,414).......................................................................    $   220,729
 Dividends (net of taxes withheld $166,676)....................................................................        514,537
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME........................................................................................        735,266
------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Investment advisory fee.......................................................................................      1,133,950
 Custodian fees................................................................................................        265,245
 Trustee fee...................................................................................................        170,093
 Administration fee............................................................................................        113,395
 Transfer agent fees...........................................................................................          4,298
 Legal fees....................................................................................................         81,431
 Printing......................................................................................................         24,572
 Directors fees................................................................................................         36,445
 Audit fees....................................................................................................         30,174
 Insurance.....................................................................................................          5,594
 Miscellaneous.................................................................................................        113,080
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES.................................................................................................      1,978,277
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS............................................................................................     (1,243,011)
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS, AND OTHER ASSETS AND
 LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Security transactions.......................................................................................        866,394
   Foreign currency transactions...............................................................................        (31,140)
------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................................     (8,957,704)
   Foreign currency holdings and other assets and liabilities denominated in foreign currency..................          3,718
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized losses on investments, foreign currency holdings and other assets and
     liabilities denominated in foreign currency...............................................................     (8,118,732)
------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................................    $(9,361,743)
------------------------------------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                              For the Six
                                                              Months Ended           For the
                                                           December 31, 1996       Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                           (unaudited)         June 30, 1996
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment loss....................................  $ (1,243,011)       $  (2,215,985)
     Net realized gain on security transactions.............       866,394           25,276,561
     Net realized loss on foreign currency transactions.....       (31,140)             (77,029)
     Net change in unrealized appreciation (depreciation) on
       investments, foreign currency holdings and other
       assets and liabilities denominated in foreign
       currency.............................................    (8,953,986)          (5,601,353)
-------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
     operations.............................................    (9,361,743)          17,382,235
-------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net realized long-term gains ($1.50 & $1.02 per share,
     respectively)..........................................   (16,837,500)         (11,449,500)
-------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets...................   (26,199,243)           5,932,735
  Net assets:
     Beginning of period....................................   237,789,713          231,856,978
-------------------------------------------------------------------------------------------------
     End of period (including accumulated loss of
       ($1,311,914) and ($41,339), respectively)............  $211,590,470        $ 237,789,713
=================================================================================================

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                For the Six
                                               Months Ended                       For The Year Ended June 30,
                                             December 31, 1996         ------------------------------------------------------
                                                (unaudited)             1996                 1995                 1994
     ------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........        $21.18                   $20.66               $23.11               $14.84
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............         (0.11)                   (0.20)               (0.20)               (0.22)
  Net realized and unrealized gains (losses)
    on investments, foreign currency
    holdings and other assets and
    liabilities denominated in foreign
    currencies..............................         (0.72)                    1.74                 1.27                 9.25
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations................................         (0.83)                    1.54                 1.07                 9.03
-----------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income......            --                       --                   --                   --
  Distributions from net realized long-term
    gains...................................         (1.50)                   (1.02)               (0.85)               (0.18)
  Distributions from net realized short-term
    gains...................................            --                       --                (1.25)               (0.58)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS...........         (1.50)                   (1.02)               (2.10)               (0.76)
-----------------------------------------------------------------------------------------------------------------------------
DILUTIVE EFFECT OF CAPITAL SHARE RIGHTS
  OFFERING..................................            --                       --                (1.42)                  --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..............        $18.85                   $21.18               $20.66               $23.11
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD.......        $15.13                   $16.88               $16.88               $18.25
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
  Based on market value*....................         (1.10)%***                7.03%                7.06%               45.62%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)........      $211,590                 $237,699             $231,857             $207,498
Ratios to average net assets:
  Operating expenses........................          1.74%                    1.77%                1.82%                1.79%
  Interest expense..........................            --                       --                 0.06%                  --
                                                  --------                 --------             --------             --------
  Total expenses............................          1.74%**                  1.77%                1.88%                1.79%
  Net investment income (loss)..............         (1.10)%**                (1.00)%              (1.01)%              (1.08)%
Portfolio turnover..........................         16.92%                   24.20%               20.50%               39.35%
Average Commission Rate (a).................      $0.00005                  $0.0022                  N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------

                                                        For The Year Ended June 30,
                                                        ----------------------------
                                                    1993                 1992
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........             $14.58               $10.35
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..............              (0.07)                 .05
  Net realized and unrealized gains (losses)
    on investments, foreign currency
    holdings and other assets and
    liabilities denominated in foreign
    currencies..............................               0.90                 4.37
------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations................................               0.83                 4.42
------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income......                 --                (0.19)
  Distributions from net realized long-term
    gains...................................              (0.32)                  --
  Distributions from net realized short-term
    gains...................................              (0.25)                  --
------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS...........              (0.57)               (0.19)
------------------------------------------------------------------------------------
DILUTIVE EFFECT OF CAPITAL SHARE RIGHTS
  OFFERING..................................                 --                   --
------------------------------------------------------------------------------------
Net asset value, end of period..............             $14.84               $14.58
------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD.......             $13.00               $11.50
------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
  Based on market value*....................              19.19%               56.61%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)........           $133,306             $130,955
Ratios to average net assets:
  Operating expenses........................               1.72%                1.79%
  Interest expense..........................                 --                   --
                                                       --------             --------
  Total expenses............................               1.72%                1.79%
  Net investment income (loss)..............              (0.45)%                .42%
Portfolio turnover..........................              37.30%               21.61%
Average Commission Rate (a).................                N/A                  N/A

--------------------------------------------------------------------------------

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The rights offering in the year ended June 30, 1995, was fully subscribed under the terms of the rights offering. Total investment return does not reflect sales charges and brokerage commissions.
 ** Annualized
*** Non-annualized
(a) Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning after September 1, 1995.

                 See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1996
(Unaudited)
------------
A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $12,640,145 (5.97% of net assets), for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity 60 days or less are valued on the basis of amortized cost.

2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 1996, no U.S. Federal income or excise tax provision was required. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded on the accrual basis at the time when the related income is recorded.

4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    (I) market value of investment securities, and other assets and liabilities at the Philippine peso exchange rate at the end of the period; and

    (II) purchases and sales of investment securities, income and expenses at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

    The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

    Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

    The change in unrealized appreciation or depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

(Unaudited)
------------

    Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require classification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and elected to defer net capital foreign currency losses of $41,339 during the year ended June 30, 1996. As of June 30, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and net operating loss. During the year ended June 30, 1996, the Fund credited accumulated net investment loss $2,384,225, credited accumulated net realized gain on investment $77,029 and debited paid in capital $2,461,254, relating to such permanent book and tax differences. Net investment loss and net assets were not affected by the change.

7. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B.  MANAGEMENT AND INVESTMENT ADVISORY SERVICES

    The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the six months ended December 31, 1996, the Investment Adviser earned $1,133,950 from the Fund, of which $161,830 was payable to the Investment Adviser at December 31, 1996.

    PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an

(Unaudited)
------------

annual rate of .35% of the Fund's average weekly net assets. For the six months ended December 31, 1996, the Investment Adviser paid $396,883 to the Philippine Adviser.

    Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the six months ended December 31, 1996, the Trustee earned fees of $170,093, of which $83,499 was payable to the Trustee at December 31, 1996.

    PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the six months ended December 31, 1996, the Administrator earned fees of $113,395, of which $55,666 was payable to the Administrator at December 31, 1996.

    The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee, in addition to certain out-of-pocket expenses, an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person. Director fees payable at December 31, 1996 were $12,000, which is included in accrued expenses.

    The Fund paid or accrued approximately $81,431 for the six months ended December 31, 1996, for legal services to a law firm of which the Fund's secretary is a partner.

C.  CAPITAL STOCK

    The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,225,000 shares outstanding at December 31, 1996, Clemente Capital, Inc. and PNB Investments Limited each owned 5,000 shares.

D.  PORTFOLIO ACTIVITY

    Purchases and sales of securities, other than short-term obligations, aggregated $19,181,208 and $34,997,310, respectively, for the six months ended December 31, 1996.

E.  OTHER

    The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

    There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

    At December 31, 1996, 97.0% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

                 (This Page Has Been Left Blank Intentionally)

                 (This Page Has Been Left Blank Intentionally)

DIRECTORS AND OFFICERS
------------

Peter Favila
Director and Chairman
Lilia C. Clemente
Director and President
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
Stephen Bosworth
Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Edgardo B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Valentin A. Araneta
Executive Vice President and Managing Director
Thomas J. Prapas
Treasurer
William H. Bohnett
Secretary
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

EXECUTIVE OFFICES
------------
152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access http://www.clementecapital.com.
for shareholder account inquiries, please call
1-800-937-5449)

------------
INVESTMENT ADVISER
Clemente Capital, Inc.

------------
ADMINISTRATOR
PFPC Inc.

------------
TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company

------------
CUSTODIAN
Brown Brothers Harriman & Co.

------------
LEGAL COUNSEL
Fulbright & Jaworski L.L.P.

------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

                               SUMMARY OF GENERAL
                                  INFORMATION
------------
THE FUND

     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.

------------
SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Ex- change trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal and The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

------------
DIVIDEND REINVESTMENT PLAN

     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

LOGO                     The First Philippine Fund Inc.
                               SEMI-ANNUAL REPORT

                               DECEMBER 31, 1996